UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INTERSECT ENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 2, 2016.
INTERSECT ENT INC.
INTERSECT ENT INC. ATTN: INVESTOR RELATIONS 1555 ADAMS DRIVE MENLO PARK, CA 94025
Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 7, 2016
Date: June 2, 2016 Time: 10:00 AM PDT
Location: 1555 Adams Drive
Menlo Park
California, 94025
You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2016 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: You may vote your shares in person by attending the Annual Meeting. Directions can be found at
http://propelopens.com/company/contact-us/ or by contacting our Investor Relations at 650-641-2105. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends you vote FOR proposal 1.
1. Election of Directors.
Nominees:
01) Kieran T. Gallahue
02) Lisa D. Earnhardt
03) Cynthia L. Lucchese
04) Dana G. Mead, Jr.
05) Frederic H. Moll, M.D.
06) Casey M. Tansey
07) W. Anthony Vernon
The Board of Directors recommends you vote “FOR” proposals 2 and 3.
2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.
3. To provide an advisory vote on executive compensation, as described in the Proxy Statement accompanying this Notice.
The Board of Directors recommends you vote “1 YEAR” on proposal 4.
4. To provide an advisory vote on the frequency of future advisory votes on executive compensation.
5. To conduct any other business properly brought before the annual meeting.
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